United States

Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report: August 4, 2016
 (Date of Earliest Event Reported)

REALTY INCOME CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	1-13374	33-0580106
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

11995 El Camino Real, San Diego, California 92130

(Address of principal executive offices)

(858) 284-5000
 (Registrant’s telephone number, including area code)

N/A
 (former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

United States Federal Income Tax Considerations

As a result of recent changes in applicable tax law, Realty Income Corporation (the “Company”) is superseding and replacing the discussion under the heading “United States Federal Income Tax Considerations” in the prospectus dated December 21, 2015, which forms part of the Registration Statement on Form S-3 (File No. 333-208652) of the Company filed with the Securities and Exchange Commission (the “SEC”) on December 21, 2015 (the “Existing Tax Disclosure”) and which is also attached to each of the three prospectus supplements dated December 21, 2015 filed by the Company with the SEC on December 21, 2015 pursuant to Rule 424(b) of the Securities Act of 1933, as amended. The information under the heading “United States Federal Income Tax Considerations” in Exhibit 99.1 hereto (incorporated herein by reference) supersedes and replaces, in its entirety, the Existing Tax Disclosure.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	United States Federal Income Tax Considerations

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 4, 2016 6	REALTY INCOME CORPORATION

	By:	/s/ MICHAEL R. PFEIFFER

Michael R. Pfeiffer
Executive Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	United States Federal Income Tax Considerations